Chittenden CORPORATION

As of June 30, 2002

Chittenden | The Bank of Western Massachusetts | Flagship Bank | Maine Bank & Trust | Ocean | Chittenden Insurance Group

A Compelling Story

- Recognized competency in an attractive business mix
- Strategic acquisitions which provide strong earnings growth
- Low risk execution orientation provides an understandable opportunity
- Proven leadership provides aggressive focus to achieve superior financial results
- Well established and tangible shareholder orientation

Our Markets

- Economies in which we operate are stable with limited excess real estate inventory
- The underlying economic drivers are well diversified and have minimal technology exposure
- Chittenden's credit quality has remained very strong throughout the last ten years

Chittenden CORPORATION


Maine
Burlington
Vermont
New Hampshire
Portland
Kennebunk
Brattleboro
Albany
Lowell
Massachusetts
Boston
Worcester
Springfield
Connecticut
Providence
Hartford
RHODE ISLAND

Loans by State	
VT	49%
MA	29%
NH	11%
ME	11%

Deposits by State	
VT	59%
MA	22%
NH	7%
ME	12%

	Assets
Chittenden Bank	$2,791
Bank of Western Mass	$491
Flagship Bank and Trust	$456
Maine Bank and Trust	$267
Ocean National Bank	$591

Chittenden CORPORATION

Strategic Direction

- Continue to expand the existing franchise and our financial management services
- Pursue acquisitions of banks and financial services companies

Acquisition Strategy

- Primarily focused on commercial banks that compliment our present banks or as a platform to expand into new markets
- Provide a structure and resources to enhance the target's earnings growth
- Chittenden Corp operates as a multi-bank holding company with significant operating autonomy at its five banks.

Recent Acquisitions	Year	Consideration	Headquarters
Bank of Western Massachusetts	1995	Cash/Stock	Springfield, Massachusetts
Flagship Bank and Trust	1996	Stock	Worcester, Massachusetts
Pomerleau Insurance Agency	1997	Cash	Burlington, Vermont
Vermont Financial Services Corp	1998	Stock	Brattleboro, Vermont
Maine Bank and Trust	2001	Cash	Portland, Maine
Ocean National Bank	2002	Cash	Kennebunk, Maine

Chittenden CORPORATION

Business Approach

- Deep relationships with worthwhile customers
- Focus on small and mid-sized businesses
- Maintain conservative underwriting standards and discipline
- Offer a complete range of banking products and services
- Geographically diverse branch franchise with both a consumer and small business focus
- Efficient generator of low cost stable deposits
- Strong referral source for the company's fee based businesses

Chittenden CORPORATION

Business Services

Cash Management (6%)

- Full menu of products
- Domiciled on one operating system
- Dial up and web based access available
- Annualized three year growth rate of 22%

Payroll Services (2%)

- Over 700 customers
- Full menu of products
- Annualized three year growth rate of 24%

Business Credit Cards (1%)

- Only available to commercial customers
- Credit review performed as part of the normal commercial lending process
- Total loans outstanding of $7 million and fee income generated for the six months of 2002 was $421,000


Maine
Vermont
New Hampshire
Massachusetts

Chittenden Insurance (6%)

- Specializes in commercial property and casualty insurance
- Wholesale brokerage operation covering ten states
- Gross premium for the six months of 2002 were $12 million

Retirement Plan Services (1%)

- Primary focus is on defined benefit and contribution plans
- Provides custodial/directed trustee services for non-qualified plans
- Total retirement plan assets of $433 million

Merchant Services (4%)

- Full array of products
- High level of service to business clients
- Only offered within the franchise
- Volume of transactions processed for the first six months of 2002 were $405 million

*** Numbers in ( ) are a percentage of total non interest income**

Chittenden CORPORATION

Financial Management Services

Asset Management Services (20%)

- Over $2.2 billion in assets under administration
- Over $1.5 billion in assets under management
- Services include asset management and personal trust

Retail Investments - Broker/Dealer (4%)

- Broker/dealer established in 1998
- Expanding the operation in 2002 by adding additional brokers in Massachusetts and New Hampshire

Captive Insurance

- Vermont is the U.S. domicile of choice for captive insurance companies
- Chittenden Bank is the leader for banking services to this industry

Corporate Trust (4%)

- Operates throughout the Northeast with low risk and high efficiency
- Annualized three year growth rate of 22%
- Over 50% of revenues come from outside Vermont
- Over $1.6 billion in assets under administration

Chittenden offers a wide variety of specialty businesses that are expanding throughout our footprint.

Government Banking

- Leader in government banking for Vermont
- Customers use a wide array of transaction, loan and deposit products
- Over $44 million in loans and $167 million in deposits

Mortgage Banking (19%)

- Full product menu offered through retail and wholesale distribution channels
- Originations for the first six months of 2002 were $158 million
- Mortgage servicing portfolio of $2 billion with $17 million in MSR assets

Automotive Finance

- Discretionary asset generator
- Operates only within our franchise
- Over $112 million in loans and $76 million in leases
- Insures the residual value of leasing assets

Consistent Superior Financial Performance

- Strong net interest margin
- Low cost stable sources of funding
- Strong fee based revenues in targeted businesses
- Efficient cost structure
- Strong capital
- Conservative reserves, and excellent credit quality

Chittenden CORPORATION

Strong Consistent Net Interest Margin


4.71%
4.67%
4.73%
4.74%
4.65%
1998
1999
2000
2001
YTD 2002

Stable net interest margin through a variety of interest rate cycles

Chittenden CORPORATION

A Diversified Loan Portfolio


12/31/98
Consumer 15%
Commercial 21%
Construction 3%
Residential 34%
Commercial RE 21%
Home Equity 6%
12/31/00
Consumer 16%
Commercial 21%
Construction 2%
Residential 31%
Commercial RE 25%
Home Equity 5%
6/30/02
Consumer 11%
Commercial 21%
Construction 3%
Residential 24%
Commercial RE 35%
Home Equity 6%

Portfolio *(in millions)*	1998	1999	2000	2001	6/30/02
Commercial	$581	$592	$600	$645	$628
Commercial RE	574	642	723	904	1,044
Construction	69	55	58	80	79
Residential	927	918	884	672	722
Home Equity	160	149	140	183	192
Consumer	416	549	451	354	301
Total	$2,727	$2,905	$2,856	$2,838	$2,966

√ No syndicated credits

Strong Core Funding

12/31/98



CDs > $100,000 5%
Demand Deposits 16%
CDs < $100,000 22%
Borrowings 4%
Savings/NOWs/ MMAs 53%

12/31/00



CDs > $100,000 6%
Demand Deposits 16%
CDs < $100,000 18%
Borrowings 3%
Savings/NOWs/ MMAs 57%

6/30/02



CDs > $100,000 5%
Demand Deposits 15%
CDs < $100,000 17%
Borrowings 7%
Savings/NOWs/ MMAs 56%

Funding	1998	1999	2000	2001	6/30/02
Demand Deposits	$615	$534	$531	$621	$627
Savings/NOWs/MMAs	2,033	1,808	1,934	2,218	2,316
CDs < $100,000	834	649	615	635	682
CDs > $100,000	198	215	212	196	199
Borrowings	136	197	94	44	303
Total	$3,816	$3,403	$3,386	$3,714	$4,127

Chittenden CORPORATION

A Strong Diversified Stream of Noninterest Income

12/31/98



Other
21%
Investment Management Income
19%
Insurance Commissions
4%
Credit Card Income
8%
Gains on Sales of Loans
12%
Mortgage Servicing Income
5%
Service Charges on Deposits
31%

12/31/00



Other
20%
Investment Management Income
26%
Insurance Commissions
5%
Credit Card Income
10%
Gains on Sales of Loans
5%
Mortgage Servicing Income
8%
Service Charges on Deposits
26%

YTD 2002



Other
20%
Investment Management Income
25%
Insurance Commissions
6%
Credit Card Income
5%
Gains on Sales of Loans
17%
Mortgage Servicing Income
4%
Service Charges on Deposits
23%

	1998	1999	2000	2001	YTD 2002
Investment Management Income	$12,913	$14,290	$13,567	$15,722	$7,885
Service Charges on Deposits	20,556	18,330	13,875	14,294	7,852
Mortgage Servicing Income	3,274	3,589	4,079	3,564	1,315
Gains on Sales of Loans	7,976	5,361	2,818	11,207	4,615
Credit Card Income	5,403	5,545	5,349	3,964	1,689
Insurance Commissions	2,878	2,538	2,894	3,391	1,819
Other	13,780	13,750	10,527	11,591	6,548
	$66,780	$63,403	$53,109	$63,733	$31,723
% of Total Revenue	28%	27%	25%	27%	25%

Financial Summary

		YTD 2002	2001	2000	1999	1998
	Per Common Share					
Earnings	Diluted Earnings *	$0.92	$1.80	$1.74	$1.54	$1.38
	Diluted Earnings	$0.92	$1.80	$1.72	($0.07)	$1.38
	Dividends	$0.39	$0.76	$0.75	$0.65	$0.55
	Book Value	$12.39	$11.56	$10.49	$10.22	$11.22
	Tangible Book Value	$10.27	$10.52	$10.00	$9.70	$9.23
	Performance Ratios					
Growth	Net Interest Margin	4.65%	4.74%	4.73%	4.67%	4.71%
	Return on Average Equity *	16.01%	16.55%	17.44%	14.69%	13.05%
	Return on Average Assets *	1.41%	1.51%	1.56%	1.34%	1.22%
	Dividend Payout Ratio	41.64%	42.15%	42.85%	41.55%	39.30%
	Efficiency Ratio	59.36%	56.13%	54.47%	58.36%	60.08%
	Credit Quality Data					
Credit	NPAs to Loans & OREO	0.36%	0.46%	0.42%	0.33%	0.72%
	Loan Loss Reserve to Loans	1.64%	1.59%	1.41%	1.42%	1.51%
	Net Charge-Offs to Average Loans	0.10%	0.24%	0.32%	0.31%	0.46%
	Capitalization					
Capital	Leverage	9.35%	7.99%	8.65%	8.17%	7.58%
	Tier 1	11.84%	10.32%	10.82%	11.96%	10.76%
	Risk-Based	13.85%	11.57%	12.08%	13.23%	12.02%

* Operating

Chittenden CORPORATION

Return on Average Equity



17.55%
18.29%
17.44%
16.55%
16.01%
14.69%
13.77%
13.05%
18.00%
16.00%
14.00%
12.00%
10.00%
1997
1998
1999
2000
2001
YTD 2002

(1) Ratios calculated based on operating net income for the year.

Without Vermont Financial Services Corp

Chittenden CORPORATION

Return on Average Assets



1.60%
1.50%
1.40%
1.30%
1.20%
1.10%
1.00%
1.52%
1.53%
1.56%
1.51%
1.41%
1.34%
1.27%
1.22%
1997
1998
1999
2000
2001
YTD 2002

(1) Ratios calculated based on operating net income for the year.

Without Vermont Financial Services Corp

Chittenden CORPORATION

Summary Statistics for Selected High Performance Bank Holding Companies in the U.S.

	Market Valuation				*Capital*	*Profitability*				*Credit Quality*	
	Price / LTM	Price / 2002E	Price / Tangible Book	Dividend Yield	Equity / Assets	LTM ROAA	LTM ROAE	LTM NIM	LTM Efficiency Ratio	NPAs/ Loans	Reserves/ Loans
Chittenden Corp.	16.4 x	15.6 x	313.59 x	2.69 %	8.69 %	1.44 %	16.11 %	4.66 %	57.81 %	0.46 %	1.65 %
Median:	15.7 x	14.2 x	313.24 x	2.57 %	7.95 %	1.52 %	17.40 %	4.34 %	49.91 %	0.65 %	1.41 %
Average:	15.9	14.6	342.45	2.43	8.41	1.49	18.60	4.34	49.74	0.93	1.45
High:	26.7	22.5	980.19	3.98	13.13	2.16	29.92	5.87	75.42	7.66	2.69
Low:	8.4	10.0	143.23	0.00	5.57	0.92	15.04	3.03	18.71	0.02	0.53

Price / Earnings



25.0
20.0
15.0
10.0
5.0
0.0
(x)
18.55
19.85
16.50
15.82
14.10
14.84
15.33
15.58
15.58
14.24
1998
1999
2000
2001
2002E
CHZ
PEER MEDIAN

Notes:
Peer group is comprised of all bank holding companies with assets between $3 and $10 billion, a ROAE greater than 15%, a non-performing asset ratio less than 1.5% and a net interest margin greater than 3.00%.
Source: SNL Securities, L.P. (Prices as of August 15, 2002; financial data at or for the twelve months ended, March 31, 2002)

A Compelling Story

- Strong market share and a proven acquisition acumen
- Low risk balance sheet with a prudent growth strategy
- Diversified banking services with a solid balance of net interest and fee revenues
- Low exposure to volatile sectors with a fortress balance sheet

Visit our website for a wide range of products, latest financial reports and many other interactive services: **www.chittendencorp.com**

This presentation contains "forward-looking statements" which may describe future plans and strategic initiatives. These forward-looking statements are based on current plans and expectations, which are subject to a number of factors and uncertainties that could cause future results to differ from historical performance or future expectations.